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                              CAMBREX CORPORATION
                           ANNUAL REPORT ON FORM 10-K

                                                                   EXHIBIT 10.21

                          REVISED SCHEDULE OF PARTIES

NAME                                                       TITLE                       DATE OF AGREEMENT
----                                     ------------------------------------------    -----------------
James A. Mack..........................  President and Chief Executive Officer             02/01/90
Claes Glassell.........................  Vice President, Cambrex and                       10/12/94
                                           President, Pharmaceutical Group
Steven M. Klosk........................  Executive Vice President, Administration          10/21/92
Peter E. Thauer........................  Vice President, Law and Environment,              08/28/89
                                           General Counsel and Corporate Secretary
Salvatore J. Guccione..................  Vice President, Corporate Development             12/14/95
Douglas H. MacMillan...................  Vice President and Chief Financial Officer        04/14/97
Thomas N. Bird.........................  Vice President, Cambrex                           07/23/99
                                           President, Biosciences Group
John VanHulle..........................  Vice President, Cambrex                           07/23/99
                                           President, Specialty and
                                           Fine Chemicals Group

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